Chesapeake Energy Corporation

LETTER OF TRANSMITTAL

Offer to Exchange up to $500,000,000 8.125% Senior Notes due 2011

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, DECEMBER 29, 2003 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE “EXPIRATION DATE”). IF YOU VALIDLY TENDER YOUR NOTES AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, DECEMBER 12, 2003, (“THE EARLY PARTICIPATION DATE”), YOU WILL RECEIVE AN EARLY PARTICIPATION PAYMENT IN CASH OF $10.00 FOR EACH $1,000 PRINCIPAL AMOUNT OF NOTES VALIDLY TENDERED AND ACCEPTED FOR EXCHANGE (THE “EARLY PARTICIPATION PAYMENT”). YOU MAY NOT WITHDRAW YOUR TENDER AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EARLY PARTICIPATION DATE.

The Exchange Agent for this Exchange Offer is:

The Bank of New York

By Facsimile (Eligible Institutions Only):	By Mail or Hand
(212) 298-1915 Attention: Mr. Bernard Arsenec (provide on fax cover sheet call back telephone number for confirmation) By telephone: (212) 815-5098	The Bank of New York Corporate Trust Operations—Reorganization Unit 101 Barclay Street—7 East New York, New York, 10286 Attention: Mr. Bernard Arsenec

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER.

The instructions contained herein and in the prospectus dated as of December 1, 2003 (the “Prospectus”) should be read carefully before this Letter of Transmittal is completed. The exchange offer (the “Exchange Offer”) by Chesapeake Energy Corporation (“Chesapeake”) is conditioned on the satisfaction of certain conditions, more fully described in the Prospectus under the caption “The Exchange Offer—Conditions to this Exchange Offer.”

Questions relating to the procedures for tendering your 2011 Notes (as defined below) and requests for assistance may be directed to Banc of America Securities LLC at the address and telephone number on the back cover of this Letter of Transmittal. Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address and telephone number on the back cover of this Letter of Transmittal.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EARLY PARTICIPATION PAYMENT, AS SET FORTH ABOVE AND IN THE PROSPECTUS, MUST VALIDLY TENDER, AND NOT WITHDRAW, THEIR 2011 NOTES TO THE EXCHANGE AGENT AT OR PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EARLY PARTICIPATION DATE. SEE “PROCEDURES FOR TENDERING” IN THE PROSPECTUS. HOLDERS WHO TENDER THEIR 2011 NOTES AFTER 5:00 P.M. NEW YORK CITY TIME, ON THE EARLY PARTICIPATION DATE, BUT AT OR PRIOR TO THE EXPIRATION DATE, WILL NOT RECEIVE THE EARLY PARTICIPATION PAYMENT.

This Letter of Transmittal is to be used by holders of 2011 Notes (each a “Holder” and, collectively, the “Holders”) if certificates representing 2011 Notes are to be physically delivered to the Depositary herewith by such Holders.

Holders who are tendering by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) must tender their 2011 Notes through DTC’s Automated Tender Offer Program (“ATOP”), for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message to the Exchange Agent for its acceptance. The agent’s message shall state that DTC has received an express acknowledgment from the DTC participant tendering 2011 Notes on behalf of the Holder that such DTC participant has received, and agrees to be bound by, the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal and that Chesapeake may enforce such agreement against such participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF 2011 NOTES BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

Only holders of 2011 Notes may validly tender 2011 Notes. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. The instructions included with this Letter of Transmittal must be followed.

TENDER OF 2011 NOTES

COMPLETE THE FOLLOWING FOR ALL TENDERED 2011 NOTES BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Upon the terms and subject to the conditions of the Exchange Offer set forth in this Letter of Transmittal and the accompanying Prospectus, we are offering to exchange up to $500 million aggregate principal amount of our 8.125% Senior Notes due 2011 (the “2011 Notes”) for additional notes of the same series as our outstanding 7.75% Senior Notes due 2015 (the “2015 Notes”) or for additional notes of the same series as our outstanding 6.875% Senior Notes due 2016 (the “2016 Notes”). You can select the form of consideration in exchange for 2011 Notes from the following two options:

•	The 2015 Note Option. Under this option, we will exchange $1,033.23 in principal amount of 7.75% Senior Notes due January 15, 2015, less the Accrued Interest Adjustment (as defined below), for every $1,000 in principal amount of 2011 Notes validly tendered and accepted for exchange.

•	The 2016 Note Option. Under this option, we will exchange $1,107.68 in principal amount of 6.875% Senior Notes due 2016, plus the Accrued Interest Adjustment (as defined below), for every $1,000 in principal amount of 2011 Notes validly tendered and accepted for exchange.

You do not have to choose the same option for all the 2011 Notes you tender. If you wish to receive 2015 Notes for some of your 2011 Notes and 2016 Notes for some of your 2011 Notes, you must make two separate tenders. You do not have to tender all of your notes to participate in this exchange offer.

An aggregate of $728,255,000 principal amount of the 2011 Notes was outstanding as of December 1, 2003. If 2011 Notes having an aggregate principal amount in excess of $500 million are validly tendered and not validly withdrawn, we will accept for exchange $500,000,000 in aggregate principal amount of 2011 Notes on a pro rata basis based on the proportion of the 2011 Notes you validly tendered to all 2011 Notes validly tendered as of the expiration date.

The 2015 Notes and 2016 Notes will be issued in exchange for the 2011 Notes in the exchange offer, if consummated, on the settlement date, which we expect to be the second business day following the expiration date of the exchange offer. We will accept 2011 Notes for exchange, and make any pro rationing necessary, on the acceptance date, which we expect to be the next business day after the expiration date. Interest on the 2015 Notes will accrue from July 15, 2003, and interest on the 2016 Notes will accrue from the date of original issuance of the 2016 Notes, which is November 26, 2003.

We are not settling accrued interest on the 2011 Notes tendered, or the 2015 Notes and 2016 Notes to be issued in the exchange offer in cash. Instead, we are adjusting the exchange ratios under the 2015 Note Option and the 2016 Note Option for the value of net accrued interest owed to, or due from, holders tendering in the exchange. We refer to these adjustments as the “Accrued Interest Adjustment.” The actual Accrued Interest Adjustment for the 2015 Note Option and the 2016 Note Option will depend on the settlement date.

Assuming a December 31, 2003 settlement date, the 2011 Notes will have $20.31 of interest accrued on each $1,000 principal amount. The 2015 Notes and 2016 Notes issued in the exchange offer will be issued with accrued interest which, as of December 31, 2003, will be $35.74 for each $1,000 of principal of the 2015 Notes, and $6.68 for each $1,000 of principal of the 2016 Notes.

To adjust for the settlement of accrued interest on tendered 2011 Notes and 2015 Notes and 2016 Notes received in the exchange offer, assuming a December 31, 2003 settlement date:

•	the exchange ratio under the 2015 Note Option will be adjusted by reducing the amount of principal of 2015 Notes issued for each $1,000 of principal of 2011 Notes tendered by $15.20, so that you will receive $1,018.03 principal amount of 2015 Notes for each $1,000 principal amount of 2011 Notes validly tendered and accepted for exchange; and

•	the exchange ratio under the 2016 Note Option will be adjusted by increasing the amount of principal of 2016 Notes issued for each $1,000 of principal of 2011 Notes tendered by $12.52, so that you will receive $1,120.20 principal amount of 2016 Notes for each $1,000 principal amount of 2011 Notes validly tendered and accepted for exchange.

Holders who validly tender 2011 Notes at or prior to 5:00 p.m., New York City time, on Friday, December 12, 2003, the Early Participation Date, will receive the Early Participation Payment in cash of $10.00 for each $1,000 principal amount of notes validly tendered and accepted for exchange. The Early Participation Payment will be paid in cash on the settlement date.

List below the 2011 Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts and your account number on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF 2011 NOTES

Item 1.    Name of DTC participant and DTC participant’s account number in which your 2011 Notes are held. (Please fill in blank)

	Principal Amount Tendered(1)	Account Number(2)
Total principal of 2011 Notes tendered	$

(1)	A tendering holder of 2011 Notes may tender all or some of the 2011 Notes held by such holder.
(2)	DTC account number.

ELECTION AS TO FORM OF EXCHANGE OFFER CONSIDERATION

Item 2.    Special Issuance/Special Delivery Instructions.

☐	Mark this box if, in the event that your 2011 Notes are not accepted for exchange, they should be returned to an account other than the account from which they were tendered. (Complete Box A—“Special Issuance/Delivery Instructions” below.)

☐	Mark this box if you want to provide special delivery instructions for the exchange consideration to which you may be entitled. (Complete Box B—“Special Issuance/Delivery Instructions” below.)

Item 3.    Election as to Form of Consideration.

If you are accepting this Exchange Offer, you may elect to receive either (a) $1,033.23 in principal amount of 7.75% Senior Notes due 2015 (the “2015 Notes”), less an adjustment for accrued interest, for every $1,000 in principal amount of 2011 Notes validly tendered and accepted for exchange or (b) $1,107.68 in principal amount of 6.875% Senior Notes due 2016 (the “2016 Notes”), plus an adjustment for accrued interest, for every $1,000 in principal amount of 2011 Notes validly tendered and accepted for exchange. You do not have to choose the same option for all the 2011 Notes that you tender. If you wish to receive 2015 Notes for some of your 2011 Notes and 2016 Notes for some of your 2011 Notes, you must make two separate tenders. You do not have to tender all of your 2011 Notes to participate in this exchange offer.

☐	Check this box if you want to tender your 2011 Notes in exchange for $1,033.23 in principal amount of 2015 Notes, less the Accrued Interest Adjustment, for each $1,000 in principal amount of 2011 Notes tendered by you.

☐	Check this box if you want to tender your 2011 Notes in exchange for $1,107.68 in principal amount of 2016 Notes, plus the Accrued Interest Adjustment, for each $1,000 in principal amount of 2011 Notes tendered by you.

NOTE:    SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned hereby acknowledges receipt of the Prospectus dated December 1, 2003 of Chesapeake Energy Corporation (“Chesapeake”) and this Letter of Transmittal and Instructions hereto. Upon the terms and subject to the conditions of this Exchange Offer, the undersigned hereby tenders to Chesapeake the aggregate principal amount of the 2011 Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of the 2011 Notes tendered hereby, the undersigned hereby assigns and transfers to, or upon the order of, Chesapeake, all right, title and interest in and to such 2011 Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such tendered 2011 Notes, with full powers of substitution, among other things, to cause the 2011 Notes being tendered to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the 2011 Notes being tendered, and to acquire the 2015 Notes or the 2016 Notes, as the case may be, issuable upon the exchange of such tendered 2011 Notes, and that, when the same are accepted for exchange, Chesapeake will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Chesapeake.

The undersigned will, upon request, execute and deliver any additional documents deemed by Chesapeake to be necessary or desirable to complete the sale, assignment and transfer of the 2011 Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned.

You may withdraw the tender of your 2011 Notes at any time prior to 5:00 p.m., New York City time, on the Early Participation Date, which we refer to as the withdrawal deadline, but the exchange consideration shall not be payable in respect of 2011 Notes that are withdrawn. Withdrawn 2011 Notes may be re-tendered by again following one of the appropriate procedures described in the Prospectus at any time prior to the expiration of the Exchange Offer. However, if you do not validly tender, and not validly withdraw, your 2011 Notes prior to 5:00 p.m., New York City time, on the Early Participation Date, you will not be eligible to receive the Early Participation Payment.

The undersigned understands that tenders of 2011 Notes pursuant to any of the procedures described in the Prospectus and in the Instructions hereto and acceptance of such 2011 Notes by Chesapeake will constitute a binding agreement between the undersigned and Chesapeake upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered 2011 Notes (or defectively tendered 2011 Notes with respect to which Chesapeake has waived such defect) will be deemed to have been accepted by Chesapeake if, as and when Chesapeake gives oral or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned is relying on the information contained in the accompanying Prospectus in making its investment decision with respect to the Exchange Offer. The undersigned further acknowledges that neither Chesapeake nor any person representing Chesapeake has made any representation to it with respect to Chesapeake, the Exchange Offer or the issuance of the 2015 Notes and the 2016 Notes, other than the information contained in the accompanying Prospectus.

The undersigned understands that the delivery and surrender of any 2011 Notes are not effective, and the risk of loss of the 2011 Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a copy thereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Chesapeake. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders of 2011 Notes will be determined by Chesapeake, which determination shall be final and binding.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any 2011 Notes representing principal amounts that are not accepted for exchange be returned by book-entry transfer by credit to the account of DTC for which such 2011 Notes were tendered. Unless otherwise indicated herein under “B. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that the exchange consideration in respect of tendered 2011 Notes accepted for exchange be tendered by book-entry transfer by credit to the account of DTC for which such 2011 Notes were tendered.

In the event that the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any 2011 Notes representing principal amounts not accepted for exchange be issued in the name(s) of, and be delivered by book-entry transfer by credit to the account of, DTC therein indicated. The undersigned recognizes that Chesapeake has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any 2011 Notes from the names of the tendering holder(s) of 2011 Notes thereof if Chesapeake does not accept for exchange any of the principal amount of such 2011 Notes so tendered. In the event that the “B. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that the exchange consideration issued in exchange for tendered 2011 Notes accepted for exchange be issued in the name(s) of, and be delivered by book-entry transfer by credit to the account of, DTC therein indicated.

A.    SPECIAL ISSUANCE DELIVERY

INSTRUCTIONS

(See Instructions)

To be completed ONLY if 2011 Notes not accepted for exchange are to be issued by credit to an account maintained at DTC other than the account for which the tender was made.

Name:

(Please Print)

Address:

(Zip Code)

(Taxpayer Identification or Social Security Number)

(See Form W-9 herein)

B.    SPECIAL ISSUANCE DELIVERY

INSTRUCTIONS

(See Instructions)

To be completed ONLY if the exchange consideration for 2011 Notes accepted for exchange is to be issued by credit to an account maintained at DTC other than the account for which the tender was made.

Name:

(Please Print)

Address:

(Zip Code)

(Taxpayer Identification or Social Security Number)

(See Form W-9 herein)

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF 2011 NOTES)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the 2011 Notes listed in the box above labeled “Description of 2011 Notes” under the column heading “Principal Amount Tendered.”

This Letter of Transmittal must be signed by the holder(s) of 2011 Notes exactly as such participant’s name appears on a security position listing such participant as the owner of the 2011 Notes with DTC. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Holder(s) of 2011 Notes or Authorized Signatory

(See guarantee requirement below)

Dated

Names(s)

Firm

(Please Print)

Capacity

Address(es)

(Including Zip Code)

Area Code and Telephone Number

Area Code and Fax Number

Tax Identification or Social Security Number

(COMPLETE ACCOMPANYING FORM W-9 OR FORM W-8)

Medallion Signature Guarantee

(If Required—See Instructions 1 and 4)

Authorized Signature

Name of Firm

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Signature Guarantees.    Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the 2011 Notes are tendered by a participant in DTC whose name appears on a security position listing as the owner of such 2011 Notes that has not completed any of the boxes entitled “Special Issuance/Delivery Instructions” on this Letter of Transmittal. If the 2011 Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the signatures on this Letter of Transmittal accompanying the tendered 2011 Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

2.    Delivery of Letter of Transmittal and 2011 Notes.    This Letter of Transmittal is to be completed by holders of 2011 Notes if tender of 2011 Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC pursuant to the procedures set forth under the caption “The Exchange Offer—Procedures for Exchanging Notes” in the Prospectus and instructions are not being transmitted through ATOP. Holders of 2011 Notes must deliver a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all 2011 Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof), to the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of this Letter of Transmittal and the 2011 Notes, including delivery through DTC and any acceptance of the Agent’s Message delivered through ATOP, is at the option and risk of the tendering holder of 2011 Notes. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of 2011 Notes, by execution of this Letter of Transmittal (or a copy thereof), waive any right to receive any notice of the acceptance of their 2011 Notes for payment.

3.    Withdrawal of Tenders.    Tenders of 2011 Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Early Participation Date. For a withdrawal of a tender of 2011 Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent on or prior to the Early Participation Date at its address set forth on the back cover of the Prospectus.

4.    Inadequate Space.    If the space provided herein is inadequate, the principal amount represented by 2011 Notes should be listed on a separate signed schedule attached hereto.

5.    Signature on Letter of Transmittal, Instruments of Transfer and Endorsements.    If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the 2011 Notes tendered hereby, the signature must correspond with the name shown on the security position listing such participant as the owner of the 2011 Notes.

If any 2011 Notes tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such 2011 Notes.

If this Letter of Transmittal or any 2011 Note is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Chesapeake of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the 2011 Notes listed and transmitted hereby, no endorsements of the 2011 Notes or separate instruments of transfer are required unless the 2011 Notes tendered and not accepted for exchange are to be issued to a person other than the registered holder of the 2011 Notes, in which case signatures on such 2011 Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor. If this

Letter of Transmittal is signed other than by the registered holder of the 2011 Notes listed, the 2011 Notes must be endorsed or accompanied by appropriate instruments of transfer signed exactly as the name or names of the registered holder(s) appear on the 2011 Notes, and signatures on such 2011 Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an “eligible institution.”

6.    Special Issuance and Delivery Instructions.    If 2011 Notes are to be returned to someone other than the signer of this Letter of Transmittal, the appropriate “A. Special Issuance/Delivery Instructions” box on this Letter of Transmittal should be completed. Furthermore, if the exchange consideration exchanged for 2011 Notes is to be issued in the name of a person other than the signer of this Letter of Transmittal and/or is to be sent to someone other than the signer of this Letter of Transmittal, the appropriate “B. Special Issuance/Delivery Instructions” boxes on this Letter of Transmittal should be completed. Otherwise, all 2011 Notes tendered by book-entry transfer and not accepted for exchange will be returned, and all exchange consideration delivered, by crediting the account at DTC designated above as the account for which such 2011 Notes were delivered.

7.    Transfer Taxes.    Except as set forth in this Instruction 7, owners who tender their 2011 Notes for exchange will not be obligated to pay any transfer taxes. If, however, 2015 Notes or 2016 Notes are to be delivered to, or issued in the name of, any person other than the registered owner of the 2011 Notes; or 2011 Notes are registered in the name of any person other than the person signing the letter of transmittal; or a transfer tax is imposed for any reason other than the exchange of 2015 Notes or 2016 Notes for 2011 Notes in connection with the exchange offer; then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

8.    Waiver of Conditions.    The conditions of the Exchange Offer may be amended or waived by the Company, in whole or in part, at any time and from time to time, in the case of any 2011 Notes tendered.

9.    Form W-9.    Unless an exemption from backup withholding tax and information reporting requirements is otherwise established with the Exchange Agent, each tendering United States holder of 2011 Notes (or other payee) must provide the Exchange Agent with a completed Form W-9. The information required on a Form W-9 includes a United States taxpayer identification number (“TIN”), generally the holder’s United States Social Security or federal employer identification number. For a description of other information that must be included on Form W-9, see “Important Tax Information” below. If a holder fails to provide a completed and valid Form W-9, that holder (or other payee) may be subject to a $50 penalty imposed by the United States Internal Revenue Service and 31% backup withholding tax. If the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such tendering holder should write “Applied For” in Part I of the Form W-9. If “Applied For” is written in Part I, and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold any amounts required to be withheld. See the enclosed Form W-9 specific instructions for additional instructions. Any non-United States holder should not complete a Form W-9, but must instead complete either a Form W-8BEN, W-8ECI or W-8INY, as discussed in “Important Tax Information” below.

10.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number and location listed below. A holder of 2011 Notes may also contact Banc of America Securities LLC, Deutsche Bank Securities Inc. or Lehman Brothers Inc. at the respective telephone numbers and locations listed below, or such holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

11.    Conflicts.    In the event of any conflict between the terms of the Prospectus and the terms of the Letter of Transmittal, the terms of the Prospectus will control.

IMPORTANT TAX INFORMATION

Every holder of the 2011 Notes whose tendered 2011 Notes are accepted for exchange must complete either a Form W-9 or one of the Forms W-8.

Under United States federal income tax law, a holder of 2011 Notes whose tendered 2011 Notes are accepted for exchange generally is required to provide the Exchange Agent with such holder’s current TIN on Form W-9. If such holder of 2011 Notes is an individual, the TIN is generally his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder of 2011 Notes or other payee may be subject to a $50 penalty imposed by the United States Internal Revenue Service. In addition, such holder of 2011 Notes, or other payee with respect to 2011 Notes exchanged pursuant to the Exchange Offer, may be subject to 28% backup withholding tax.

Backup withholding tax is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the United States Internal Revenue Service.

Certain holders of 2011 Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding tax and information reporting requirements. If you can establish your status as a non-United States holder, any interest paid to you will not be subject to backup withholding tax and information reporting requirements. You can do so by submitting to the Exchange Agent a properly completed Form W-8 signed under penalties of perjury and attesting to your exempt status as a non-United States holder.

Purpose of Substitute Form W-9

To prevent backup withholding tax, the holder of 2011 Notes is required to notify the Exchange Agent of the holder’s current TIN (or the TIN of any other payee) by completing a W-9, certifying that the TIN provided on Form W-9 is correct (or that such holder of 2011 Notes is awaiting a TIN), and that (1) the holder of 2011 Notes has not been notified by the United States Internal Revenue Service that the holder of 2011 Notes is subject to backup withholding tax as a result of failure to report all interest or dividends, or (2) the United States Internal Revenue Service has notified the holder of 2011 Notes that the holder of 2011 Notes is no longer subject to backup withholding tax.

The Exchange Agent for the Exchange Offer is:

Bank of New York

Corporate Trust Operations

Reorganization Unit

101 Barclay Street—Floor 7E

New York, NY 10286

By Facsimile (for Eligible Institutions Only): (212) 298-1915

For Information or Confirmation by Telephone: (212) 815-5098

Attention: Mr. Bernard Arsenec

Any questions or requests for assistance or for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Exchange Agent. A holder of 2011 Notes may also contact D.F. King & Co., Inc. or one of the joint lead dealer managers at their respective telephone numbers set forth below, or such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

The information agent for the exchange offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokerage Firms, Please Call: (212) 269-5550

All others Call Toll-free: (800) 431-9633

The joint lead dealer managers for the exchange offer are:

Banc of America Securities LLC 214 North Tryon Street, 17th Floor Charlotte, North Carolina 28255 Attention: High Yield Special Products (888) 292-0070 (U.S. toll-free) (704) 388-4813 (collect)	Deutsche Bank Securities 60 Wall Street New York, New York 10005 Attention: High Yield Capital Markets (212) 250-7466 (collect)	Lehman Brothers 745 Seventh Avenue New York, New York 10019 (800) 438-3242 (U.S. toll-free) (212) 528-7581 (collect)